UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2017

INNOCOLL HOLDINGS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-37720	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Innocoll Holdings plc

Unit 9, Block D

Monksland Business Park

Monksland, Athlone

Ireland

(Address of principal executive offices)

+353 (0) 90 648 6834

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 16, 2017, Innocoll Holdings plc (the “Company”) issued an announcement (the “Announcement”) pursuant to Rule 2.4 of the Irish Takeover Rules disclosing, among other things, anomalous movements in the Company's share price and the existence of certain discussions which may or may not lead to an offer for the entire issued share capital of the Company.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 (except insofar as such information is also set forth under Item 8.01 below) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Information

The information contained in Item 7.01 above is incorporated into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Rule 2.4 Announcement, dated March 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innocoll Holdings plc

By:	/s/ Jose Carmona
Name: Jose Carmona
Title: Chief Financial Officer

Date:  March 16, 2017